SUPPLEMENT DATED JULY 21, 2014

TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))
KMA VARIABLE ACCOUNT

1.	Effective immediately, Sun Life Assurance Company of Canada (U.S.) has changed its name to Delaware Life Insurance Company.

As a result of the name change, all references throughout the Statement of Additional Information to Sun Life Assurance Company of Canada (U.S.) are hereby deleted and replaced by Delaware Life Insurance Company and all references to Sun Life (U.S.) are hereby deleted and replaced by Delaware Life.

2.	The section in the Statement of Additional Information entitled “SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)” is hereby deleted and replaced with the following:

DELAWARE LIFE INSURANCE COMPANY

Delaware Life Holdings, LLC, a limited liability company incorporated under the laws of the State of Delaware on December 12, 2012, is the parent of Delaware Life. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies:  Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Preferred Advisor SAI 7/2014